                                                                  EXHIBIT 10.9.3

                               CALPINE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


       I.         PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of Calpine Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      II.         ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III.         STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Two Hundred Seventy Five Thousand (275,000) shares.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

      IV.         OFFERING PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence at the Effective Time and terminate on the last business day in August 1998. The next offering period shall commence on the first business day in September 1998, and subsequent offering periods shall commence as designated by the Plan Administrator.

                  C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in March each year to the last business day in August of the same year and from the first business day in September each year to the last business day in February of the following year. Accordingly, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in February 1997.

                  D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

      V.          ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

                  B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

                  C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.


                                       2.

                  D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

      VI.         PAYROLL DEDUCTIONS

                  A. The Plan Administrator shall, prior to the start of each offering period, determine the maximum percentage of Cash Earnings which each Participant may contribute to the Plan through payroll deductions during that offering period; provided, however, that the maximum percentage shall in no event exceed fifteen percent (15%) of such Cash Earnings. Each Participant may then authorize a level of payroll deductions to be in effect for such offering period in any multiple of one percent (1%) of the Cash Earnings paid to him or her during each Purchase Interval within that offering period, up to the maximum percentage established by the Plan Administrator for such offering period. The deduction rate authorized by the Participant shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                          (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

                          (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum percentage authorized by the Plan Administrator for that offering period) shall become effective on the start date of the first Purchase Interval following the filing of such form.

                  B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.


                                       3.

      VII.        PURCHASE RIGHTS

                  A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                  C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

                  D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed three hundred (300) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.


                                       4.

                  E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                  F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                          (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any

                                       5.

         further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

                  G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                  H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                  I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                  J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

      VIII.       ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee

                                       6.

stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

      IX.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on July 17, 1996 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the

                                       7.

Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in August 2006, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

      X.          AMENDMENT OF THE PLAN

                  The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

      XI.         GENERAL PROVISIONS

                  A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                  B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                       8.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME


                               Calpine Corporation

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

                  A.  BOARD shall mean the Corporation's Board of Directors.

                  B. CASH EARNINGS shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate plus (iii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. However, CASH EARNINGS shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

                  C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  D. COMMON STOCK shall mean the Corporation's common stock.

                  E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

                  F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. CORPORATION shall mean Calpine Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Calpine Corporation which shall by appropriate action adopt the Plan.


                                      A-1.

                  H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

                  I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code
Section 3401(a).

                  J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

                  K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                          (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

                  L. 1933 ACT shall mean the Securities Act of 1933, as amended.


                                      A-2.

                  M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                  N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

                  O. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

                  P. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

                  Q. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be February 28, 1997.

                  R. PURCHASE INTERVAL shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

                  S. SEMI-ANNUAL ENTRY DATE shall mean the first business day in March and September each year on which an Eligible Employee may first enter an offering period.

                  T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                  U. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.


                                      A-3.

                      EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                             ENROLLMENT/CHANGE FORM

                      Action                                           Complete Sections:
                      ------                                           ------------------
SECTION 1:
                      / / New Enrollment                          2, 3, 7 and sign attached
ACTION                                                                    Stock Purchase Agreement
                      / / Change Payroll Deductions               2, 4, 7
                      / / Terminate Payroll Deductions            2, 5, 7
                      / / Leave of Absence                        2, 6, 7

==================================================================================================================
SECTION 2:
                Name_____________________________________________________________________
PERSONNEL             Last                First              MI                 Dept.
DATA
                Home Address_____________________________________________________________
                                    Street

                     _____________________________________________________________________
                      City                          State                   Zip Code

                Social Security #: / / / / - / / / - / / / / /

==================================================================================================================
SECTION 3:
                Effective with the Purchase
NEW             Interval Beginning:                         Payroll Deduction Amount: ______% of cash earnings*
ENROLLMENT      / / March 1, 199_
                / / September 1, 199_                       * Must be a multiple of 1% up to a maximum of 15% of
                                                              cash earnings
                / / Initial Offering Period

==================================================================================================================
SECTION 4:
                Effective with the                          I authorize the following new level of payroll
CHANGE          Pay Period Beginning: _____________________ deductions: ________% of cash earnings*
PAYROLL                                Month, Day and Year
DEDUCTIONS
                                                            * Must be a multiple of 1% up to a maximum of 15% of
                                                              cash earnings

                NOTE:  You may reduce your rate of payroll deductions once per purchase interval to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase interval.

==================================================================================================================
SECTION 5:
                Effective with the                          Your election to terminate your payroll deductions
TERMINATE       Pay Period Beginning: _____________________ for the balance of the offering period cannot be
PAYROLL                                Month, Day and Year  changed, and you may not rejoin the offering period
DEDUCTIONS                                                  at a later date.  You will not be able to resume
                                                            participation in the ESPP until a new offering
                                                            period begins.

                       In connection with my voluntary termination of payroll deductions, I elect the following action with respect to my ESPP payroll deductions to date in the current six (6)-month purchase interval:

                       / / Purchase Calpine shares at end of the interval
                                     OR
                       / / Refund ESPP payroll deductions collected

                NOTE:  If your employment terminates for any reason or your eligibility status changes (less than
                       20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected in that purchase interval will automatically be refunded to you.

==================================================================================================================
SECTION 6

LEAVE OF               In connection with my unpaid leave of absence, I elect the following action with respect
ABSENCE                to my ESPP payroll deductions to date in the current purchase interval:

                       / / Purchase Calpine shares at end of the interval
                                  OR
                       / / Refund ESPP payroll deductions collected

                NOTE:  If you take an unpaid leave of absence, your payroll deductions will immediately cease.
                       Upon your return to active service, your payroll deductions will automatically resume at the rate in effect for you at the time you went on leave.

==================================================================================================================
SECTION 7

AUTHORIZATION

I hereby authorize the specific action or actions indicated above.


_____________________________                         ________________________________________
           Date                                          Signature of Employee

                               CALPINE CORPORATION
                            STOCK PURCHASE AGREEMENT

         I hereby elect to participate in the Employee Stock Purchase Plan (the "ESPP") effective with the Entry Date specified below, and I hereby subscribe to purchase shares of Common Stock of Calpine Corporation (the "Corporation") in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the ESPP in the 1% multiple of my earnings (not to exceed a maximum of 15%) specified in my attached Enrollment Form.

         Each offering period is divided into a series of successive purchase intervals. The initial purchase interval is to begin at the time of the initial public offering of the Common Stock and end on February 28, 1997. Subsequent purchase intervals will each be of six (6) months duration and will run from the first business day of March to the last business day of August each year and from the first business day of September each year until the last business of February in the following year. My participation will automatically remain in effect from one offering period to the next in accordance with this Agreement and my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may reduce the rate of my payroll deductions on one occasion per purchase interval, and I may increase my rate of payroll deduction to become effective at the beginning of any subsequent purchase interval within the offering period.

         My payroll deductions will be accumulated for the purchase of shares of the Corporation's Common Stock on the last business day of each purchase interval within the offering period. The purchase price per share will not be less than 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into the offering period or (ii) the fair market value per share on the semi-annual purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase on any one purchase date to 300 shares and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

         I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Corporation refund all my payroll deductions for that purchase interval or to have those payroll deductions applied to the purchase of shares of the Corporation's Common Stock at the end of such interval. However, I may not rejoin that particular offering period at any later date. Upon the termination of my employment for any reason, including death or disability, or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded.

         If I take an unpaid leave of absence, my payroll deductions will immediately cease, and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. Upon my return to active service, my payroll deductions will automatically resume at the rate in effect when my leave began.

         A stock certificate for the shares purchased on my behalf at the end of each purchase interval will automatically be deposited into a brokerage account which the Corporation will open on my behalf. I will notify the Corporation of any sale or disposition of my ESPP shares, and I will satisfy all applicable income and employment tax withholding requirements at the time of such sale or disposition.

         The Corporation has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current purchase interval. Should the Corporation elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

         I have received a copy of the official Plan Prospectus summarizing the major features of the ESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.


         Date: ________________, 199__   ______________________________________
                                         Signature of Employee

                                         Printed Name:_________________________


         Entry Date: __________, 199__

                               CALPINE CORPORATION





                     ---------------------------------------



                          EMPLOYEE STOCK PURCHASE PLAN

                           QUESTION AND ANSWER SUMMARY


                     ---------------------------------------










                                  The date of this Summary is ____________, 1996

                 INFORMATION ON THE EMPLOYEE STOCK PURCHASE PLAN

                  Calpine Corporation, a Delaware corporation (the "Corporation"), has established a new stock purchase program which will allow eligible employees to acquire shares of the Corporation's common stock (the "Common Stock") at periodic intervals through accumulated payroll deductions. The new program is officially titled the Calpine Corporation Employee Stock Purchase Plan and will be referred to in this document as the Purchase Plan.

                  QUESTIONS AND ANSWERS ABOUT THE PURCHASE PLAN

                  This document sets forth in question and answer format the major features of the Purchase Plan and the principal rights and benefits available to the participating employees.

        1.        WHAT IS THE PURPOSE OF THE PURCHASE PLAN?

                  The purpose of the Purchase Plan is to provide employees with the opportunity to acquire stock ownership in the Corporation through periodic payroll deductions. These deductions will be applied at semi-annual intervals to purchase shares of Common Stock at a discount from the then current market price.

        2.        WHEN WILL THE PURCHASE PLAN BECOME EFFECTIVE?

                  The Purchase Plan will become effective at the time the Corporation signs the underwriting agreement for the initial public offering of the Common Stock.

        3.        WHO WILL ADMINISTER THE PURCHASE PLAN?

                  The Purchase Plan will be administered by the Compensation Committee of the Board. This committee is comprised of two (2) or more non-employee Board members appointed by the Board. The members will serve for so long as the Board deems appropriate and may be removed by the Board at any time. The Compensation Committee in its capacity as administrator of the Purchase Plan will be referred to in this document as the "Plan Administrator."

         4.       HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE
                  PURCHASE PLAN?

                  A total of 275,000 shares of Common Stock will be reserved for issuance under the Purchase Plan. These shares will be made available either from the Corporation's authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

        5.        HOW WILL THE COMMON STOCK BE MADE AVAILABLE FOR PURCHASE?

                  Shares of Common Stock will be offered for purchase through a series of one or more offering periods, each with a maximum duration of twenty-four (24) months. The initial offering period will begin at the time the Corporation signs the underwriting agreement for the initial public offering of the Common Stock and will end on the last business day in August 1998. The next offering period is expected to start on the first business day in September 1998, and any subsequent offering periods will begin as designated by the Plan Administrator.

                  Each offering period will be comprised of a series of successive six (6)-month purchase intervals. However, the initial purchase interval will begin on the date the Corporation signs the underwriting agreement for the initial public offering of the Common Stock and will end on February 28, 1997. Subsequent purchase intervals will run from the first business day of March to the last business day in August each year and from the first business day of September each year to the last business day of February in the following year.

                  If the fair market value per share of Common Stock on any semi-annual purchase date within an offering period is less than the fair market value per share of Common Stock on the start date of that offering period, then that offering period will automatically terminate with the purchase of shares of Common Stock on such semi-annual purchase date, and a new offering period will commence on the next business day. The new offering period will have a duration of twenty four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

        6.        AM I ELIGIBLE TO PARTICIPATE IN THE PURCHASE PLAN?

                  You will be eligible to participate in the Purchase Plan if you are employed by the Corporation or any participating subsidiary on a basis under which you are regularly expected to work more than twenty (20) hours per week for more than five (5) months per calendar year.

        7.        WHEN MAY I BECOME A PARTICIPANT?

                  If you are an eligible employee at the time an offering period begins, you may join the Purchase Plan at that time or on any subsequent semi-annual entry date (first business day in March and September each year) within that offering period, provided you remain an eligible employee.

                  If you are not an eligible employee on the start date of an offering period, you may enter that offering period on the first semi-annual entry date (first business day in March and September each year) on which you are an eligible employee or on any subsequent semi-annual entry date within that offering period, provided you remain an eligible employee.

                  The date on which you first join a particular offering period is your "Entry Date" for that offering period. On your Entry Date, you will be granted a purchase right to acquire shares of Common Stock for each purchase interval you complete during the offering period.

        8.        HOW DO I BECOME A PARTICIPANT?

                  In order to participate in a particular offering period, you must complete and file the appropriate enrollment forms with the Plan Administrator on or before your scheduled Entry Date for that offering period. The enrollment forms include a stock purchase agreement and a payroll deduction authorization. These forms may be obtained from the Human Resources Department.

        9.        HOW MUCH MAY I INVEST THROUGH THE PURCHASE PLAN?

                  You may authorize payroll deductions in 1% multiples of your cash earnings for each purchase interval you complete within the offering period, up to maximum of fifteen percent (15%). Your cash earnings will include
(i) your regular base pay, plus (ii) any salary contributions you may make to any Section 401(k) Plan or Section 125 Cafeteria Benefit Plan now or hereafter maintained by the Corporation, plus (iii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. However, your cash earnings will not include any contributions (other than Section 401(k) or Section 125 contributions) made on your behalf by the Corporation (or any parent or subsidiary) to any employee benefit or welfare plan.

                                       2.

       10.        MAY I CHANGE THE RATE OF MY PAYROLL DEDUCTIONS?

                  You may decrease your rate of payroll deduction at any time, but you may not make more than one reduction during the same purchase interval. The reduced rate will become effective as soon as possible following the filing of your reduction request with the Plan Administrator. You may increase your rate of payroll deduction by filing a new payroll deduction authorization with the Plan Administrator prior to the start of any new purchase interval (first business day in March and August each year) within the offering period. Your new rate (which may not be in excess of ten percent (10%) of your base salary) will become effective on the start date of the first purchase interval following the filing of your new authorization.

       11.        WHAT HAPPENS TO MY PAYROLL DEDUCTIONS?

                  Your payroll deductions will be credited to an account established in your name on the Corporation's books. No interest will be paid on the balance credited to your account. Since the Corporation pays all administrative expenses of the Purchase Plan, the full amount of your payroll deductions will be applied to the purchase of Common Stock. Your payroll deductions may be commingled with the general assets of the Corporation and used for general corporate purposes.

       12.        WHEN WILL MY PURCHASE RIGHT BE EXERCISED?

                  Your purchase right will be exercised on the last business day of each purchase interval. These purchase dates will occur on the last business day in February and August each year during the offering period.
The first purchase date will occur on February 28, 1997.

       13.        HOW WILL MY PURCHASE RIGHT BE EXERCISED?

                  Your purchase right will be exercised by applying the amount credited to your account to the purchase of whole shares of Common Stock on each purchase date. Any remaining amount in your account will be carried over to the next purchase interval. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitations on the maximum number of shares purchasable per participant (see Question 17) will be promptly refunded after such purchase date.

       14.        WHAT IS THE PURCHASE PRICE OF THE COMMON STOCK?

                  The purchase price per share of Common Stock will be not less than eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on your Entry Date (see Question 7) into the offering period or (ii) the fair market value per share on the semi-annual purchase date.

       15.        HOW IS THE FAIR MARKET VALUE OF THE COMMON STOCK DETERMINED?

                  The fair market value per share on any relevant date under the Purchase Plan will be the closing selling price of the Common Stock on that date, as reported on the Nasdaq National Market. However, the fair market value of the Common Stock on the start date of the initial offering period will be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the underwriting agreement.

         16. WILL I RECEIVE A REPORT INDICATING THE AMOUNT AND STATUS OF MY ACCOUNT?

                  After each purchase date, you will receive a report indicating the number of shares purchased on your behalf and the purchase price paid per share.


                                       3.

         17.      ARE THERE ANY LIMITATIONS ON THE NUMBER OF SHARES I MAY
                  PURCHASE?

                  Yes.  The following limitations will apply:

                  (a) The total number of shares of Common Stock available for issuance under the Purchase Plan is limited to 275,000 shares (subject to the adjustments described under Question 24).

                  (b) The maximum number of shares of Common Stock that you may purchase on any one purchase date may not exceed 300 shares (subject to the adjustments described under Question 24).

                  (c) You may not purchase shares at a rate in excess of $25,000 worth of Common Stock (determined on the basis of the fair market value of the Common Stock on your Entry Date into the offering period) for each calendar year your purchase right remains outstanding.

                  (d) Finally, no purchase right will be granted to any employee who, immediately after the grant of such right, would own (or otherwise hold options or other rights to purchase) stock possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Corporation or any parent or subsidiary corporation.

                  Any payroll deductions collected from you which cannot be applied to the purchase of Common Stock by reason of one or more of these limitations will be refunded.

         18. WHAT IF THERE ARE NOT ENOUGH SHARES AVAILABLE TO COVER ALL THE EXERCISED PURCHASE RIGHTS ON A PARTICULAR PURCHASE DATE?

                  If the total number of shares for which purchase rights are to be exercised on any purchase date exceeds the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis, and any payroll deductions not applied to the purchase of the available shares will be refunded.

       19.        MAY I TERMINATE MY PURCHASE RIGHT?

                  Yes. You may terminate your purchase right by filing the prescribed notification form with the Plan Administrator at any time before the last business day of any purchase interval. No further payroll deductions will be collected on your behalf during the remainder of that period, and any payroll deductions already collected for that period will, at your election, be refunded to you or applied to the purchase of Common Stock on the next semi-annual purchase date. Once you have terminated your purchase right, you may not rejoin the offering period at any later date, and you must wait until the start of a new offering period to resume participation in the Purchase Plan.

                  EXAMPLE: The initial offering period is to continue through August 31, 1998, and you enter that offering period on the start date. If you were to terminate your purchase right for that offering period on July 15, 1997, you would not be able to rejoin the Purchase Plan until the new offering period beginning on the first business day in September in 1998.


                                       4.

         20.      HOW DO I REJOIN THE PURCHASE PLAN IF I TERMINATE MY PURCHASE
                  RIGHT?

                  Individuals who terminate their purchase rights may participate in any subsequent offering period by filing new enrollment forms on or before their scheduled Entry Date into the new offering period.

         21. WHAT HAPPENS IF MY EMPLOYMENT TERMINATES OR MY ELIGIBILITY STATUS CHANGES?

                  Your participation in the Purchase Plan will immediately cease should your employment terminate for any reason (including death or disability) or should you otherwise lose your status as an eligible employee. Any payroll deductions collected on your behalf for the purchase interval in your termination or loss of eligibility occurs will automatically be refunded to you (or the personal representative of your estate in the event of your death).

         22.      WHAT HAPPENS IF I GO ON AN UNPAID LEAVE OF ABSENCE?

                  Your payroll deductions will cease with the paycheck immediately preceding the start of your leave and will not resume unless you return to active service. Your existing payroll deductions for the purchase interval in which your leave begins may either be withdrawn or applied to the purchase of Common Stock on the next scheduled purchase date. You must, however, make your election at the time your leave begins; otherwise, your payroll deductions will automatically be refunded. Upon your return to active service, your payroll deduction will automatically resume at the rate in effect before your leave began.

         23.      WHAT HAPPENS IF THE CORPORATION IS ACQUIRED?

                  If the Corporation is acquired, whether by merger or asset sale (an "Acquisition"), then all payroll deductions for the purchase interval in which such Acquisition occurs will automatically be applied to the purchase of Common Stock immediately prior to the effective date of the Acquisition, subject to the share limitations summarized in Question 17. The purchase price for your shares will be eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on your Entry Date into that offering period or
(ii) the fair market value of the Common Stock immediately prior to the effective date of the Acquisition.

                  The Corporation will use its best efforts to provide at least ten (10) days prior notice of any such Acquisition, and each participant will thereafter have the right to terminate his or her outstanding purchase rights at any time prior to the effective date of the Acquisition, should such participant prefer not to have any shares purchased on his or her behalf in connection with the Acquisition.

         24. WHAT HAPPENS IF THERE IS A CHANGE IN THE CORPORATION'S CAPITAL STRUCTURE?

                  In the event of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Purchase Plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will prevent any dilution or enlargement of the rights and benefits of Purchase Plan participants.

         25.      MAY I ASSIGN OR TRANSFER MY PURCHASE RIGHTS UNDER THE PURCHASE
                  PLAN?

                  No.  Your purchase rights may not be assigned or transferred.


                                       5.

         26.      WHEN WILL I RECEIVE THE STOCK CERTIFICATE FOR MY PURCHASED
                  SHARES?

                  As soon as practicable after each purchase date, a stock certificate for the shares purchased on your behalf will be deposited directly to a Corporation-designated brokerage account maintained on your behalf and held in "street name" so that you may sell the shares promptly at any time.

         27.      AFTER BECOMING A STOCKHOLDER, MAY I VOTE MY SHARES?

                  Yes, even if you do not have physical possession of a stock certificate.

         28.      WHEN MAY I SELL MY PURCHASED SHARES?

                  Individuals who purchase Common Stock under the Purchase Plan may resell such shares without restriction, except for certain executive officers of the Corporation. However, the Federal and state income tax treatment of the sale proceeds may be more favorable if you hold your shares for a certain period of time prior to sale (see Questions and Answers on Federal Tax Consequences below).

                  At the time you sell your purchased shares, you should inform the Corporation of the number of shares sold and the selling price per share, and you will be required to satisfy all applicable income and employment tax withholding requirements at the time of the sale.

         29.      CAN THE CORPORATION TERMINATE THE PURCHASE PLAN?

                  Yes. The Plan Administrator has the discretion to terminate all outstanding purchase rights immediately following the close of any semi-annual purchase interval. If the Plan Administrator exercises this discretion, the Purchase Plan will terminate in its entirety, no further purchase rights will thereafter be granted or exercised and no further payroll deductions will be collected under the terminated plan.

         30.      CAN THE PURCHASE PLAN BE AMENDED?

                  The Board may amend the Purchase Plan at any time to become effective immediately following the close of any semi-annual purchase interval. However, certain amendments may require the approval of the Corporation's stockholders.

         31.      WHAT IS THE MAXIMUM DURATION OF THE PURCHASE PLAN?

                  The Purchase Plan will in all events terminate upon the earliest of (i) the last business day in August 2006, (ii) the date on which all shares available for issuance under the Purchase Plan have been sold or (iii) the date on which all purchase rights are exercised in connection with an Acquisition.

         32.      DOES THE PURCHASE PLAN HAVE ANY IMPACT ON THE TERMS OF MY
                  EMPLOYMENT?

                  Neither the Purchase Plan nor any outstanding purchase right is intended to provide any participant with the right to remain in the Corporation's employ for any specific period, and both you and the Corporation will each have the right to terminate your employment at any time and for any reason, with or without cause.


                                       6.

                QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES

                  The following is a description of the Federal income tax consequences of participation in the Purchase Plan. State and local tax treatment, which is not discussed below, may vary from such Federal income tax treatment. You should consult with your own tax advisor as to the tax consequences of your particular transactions under the Purchase Plan.

         T1. WILL THE RECEIPT OF A PURCHASE RIGHT OR THE PURCHASE OF SHARES ON MY BEHALF UNDER THE PURCHASE PLAN RESULT IN TAXABLE INCOME?

                  The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income is recognized by the participant either upon receipt of the purchase right at the time of entry into the offering period or upon the actual purchase of shares on each semi-annual purchase date.

         T2.      WHEN WILL I BE SUBJECT TO FEDERAL INCOME TAX ON THE PURCHASED
                  SHARES?

                  Generally, you will recognize income in the year in which you make a disposition of the purchased shares. The term "disposition" generally includes any transfer of legal title, whether by sale, exchange or gift, but does not include a transfer to your spouse or a transfer into joint ownership if you remain one of the joint owners or a transfer into your brokerage account.

         T3. HOW IS MY FEDERAL INCOME TAX LIABILITY DETERMINED WHEN I SELL MY SHARES?

                  Your Federal income tax liability will depend on whether you make a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after you have held the shares for (i) more than two (2) years after your Entry Date into the offering period and (ii) more than one (1) year after the actual purchase date. A disqualifying disposition is any sale or other disposition which is made prior to the satisfaction of either of these two minimum holding-period requirements.

         T4.      WHAT IF I MAKE A QUALIFYING DISPOSITION?

                  You will recognize ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on your Entry Date into the offering period during which those shares were purchased. Any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price you paid for the shares, there will be no ordinary income, and any loss recognized will be a long-term capital loss.

                  Illustration: On your Entry Date into the initial offering period, the fair market value of the Common Stock is $10.00 per share. On the February 28, 1997 purchase date, 200 shares of Common Stock are purchased on your behalf at a price of $8.50 per share when the fair market value is $15.00 per share. On December 15, 1998, more than two years after your Entry Date into the offering period, you sell the shares for $20.00 per share in a qualifying disposition. The income tax treatment of your $11.50 profit per share will be as follows:


                                       7.

         Ordinary Income   $15.00 fair market value on the purchase date less
         Per Share         $8.50 per share purchase price = $6.50 per share

         Short-Term        $20.00 per share selling price less $15.00 fair
         Gain Per Share    market value on the purchase date = $5.00 per share

       T5.        WHAT IF I MAKE A DISQUALIFYING DISPOSITION?

                  You will recognize ordinary income in the year of the disqualifying disposition equal to the excess of (i) the fair market value of the shares on the purchase date over (ii) purchase price paid for the shares. Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares are held for more than one
(1) year.

                  The amount of ordinary income you recognize upon such a disqualifying disposition will be reported by the Corporation on your W-2 wage statement for the year of such disposition, and any applicable withholding taxes which arise in connection with such disqualifying disposition will be collected from your wages or through your separate payment.

                  Example: On your Entry Date into the initial offering period, the fair market value of the Common Stock is $10.00 per share. On the February 28, 1997 purchase date, 200 shares of Common Stock are purchased on your behalf at a price of $8.50 per share when the fair market value is $15.00 per share. On September 30, 1997, less than two years after your Entry Date into the offering period, you sell the shares for $20.00 per share in a disqualifying disposition. The income tax treatment of your $11.50 per share profit will be as follows:

         Ordinary Income   $15.00 fair market value on the purchase date less
         Per Share         $8.50 per share purchase price = $6.50 per share

         Short-Term        $20.00 per share selling price less $15.00 fair
         Gain Per Share    market value on the purchase date = $5.00 per share.

       T6.        WHAT ARE THE APPLICABLE FEDERAL TAX RATES?

                  Effective for the 1996 calendar year, the maximum Federal tax rate on ordinary income in excess of $263,750 ($131,875 for a married taxpayer filing a separate return) is 39.6%. The applicable $263,750 or $131,875 threshold is subject to future cost-of-living adjustments in taxable years beginning after December 31, 1996. Long-term capital gains are currently taxed at the same rates as ordinary income, subject to a maximum rate of 28%. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.6%.

       T7.        WHAT IF I DIE BEFORE DISPOSING OF THE SHARES?

                  The personal representative of your estate must report as ordinary income in the year of your death the lesser of (i) the amount by which the fair market value of the shares on the date of your death exceeds the purchase price paid for such shares or (ii) fifteen percent (15%) of the fair market value of the shares on your Entry Date into the offering period during which those shares were purchased.


                                       8.